UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2005

Chevron Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-368-2	94-0890210

(State or other jurisdiction of incorporation )	(Commission File Number)	(I.R.S. Employer No.)

6001 Bollinger Canyon Road, San Ramon, CA	94583

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 842-1000

ChevronTexaco Corporation

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws

Effective May 9, 2005, ChevronTexaco Corporation amended its Certificate of Incorporation to change its name to Chevron Corporation and, effective the same day, amended its Bylaws to reflect the name change. The Amended and Restated Certificate of Incorporation is attached hereto as Exhibit 99.1 and the Bylaws, as amended, is attached hereto as Exhibit 99.2.

Item 8.01. Other Events

On May 9, 2005, ChevronTexaco Corporation issued a press release announcing a name change to Chevron Corporation, effective immediately. The press release is attached hereto as Exhibit 99.3 and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 10, 2005

CHEVRON CORPORATION

By	/s/ M.A. Humphrey

M. A. Humphrey, Vice President and Comptroller (Principal Accounting Officer and Duly Authorized Officer)

EXHIBIT INDEX

     99.1          Restated Certificate of Incorporation of Chevron Corporation

     99.2          By-Laws of Chevron Corporation

     99.3          Press release issued May 9, 2005.